-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 26, 2000


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2000 , providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2000-3, Mortgage Pass-Through Certificates, Series 2000-3).


                                  CWMBS, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                       333-72655              95-4449516
----------------------------           ------------        ------------------
(State of Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)



                     4500 Park Granada
                     Calabasas, California                      91302
                   -----------------------                    ---------
                   (Address of Principal                      (Zip Code)
                     Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

-------------------------------------------------------------------------------

Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-3, Bear, Stearns & Co. Inc. ("Bear"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Bear Computational Materials") for distribution to its potential investors. Although the Company provided Bear with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated May 26, 2000 .










------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated May 25, 2000 , of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-3.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Bear Computational Materials filed on Form SE dated May 26,
               2000 .

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWMBS, INC.




                                         By: / s / Celia Coulter
                                             -------------------
                                             Celia Coulter
                                             Vice President



Dated:  May 26, 2000

                                 Exhibit Index



Exhibit                                                            Page

99.1.    Bear Computational Materials filed on Form SE
         dated May 26, 2000.                                        6

                                 EXHIBIT 99.1

      Bear Computational Materials filed on Form SE dated May 26, 2000 .